Exhibit 99.2

Washington Federal, Inc.

Fact Sheet

March 31, 2009

($ in Thousands)

	9/08 QTR		12/08 QTR	3/09 QTR
Loan Loss Reserve—Total	$85,058		$104,835	$143,124
—General	56,162		58,802	55,460
—Specific	28,896		46,033	87,664
Net Charge-offs (Recoveries) for the Qtr	5,800		15,223	15,711
Non-performing Assets—Total	164,191		305,066	492,131
—REO	37,082		61,887	84,699
—Non-accrual	127,109		243,179	407,432
Troubled Debt Restructuring	6,210		11,667	23,670

	9/08 QTR	9/08 YTD	12/08 QTR	3/09 QTR	3/09 YTD
Loan Originations—Total	$547,338	$2,074,175	$503,930	$368,971	$872,901
Single-Family Residential	212,819	886,401	218,519	177,532	396,051
Construction—Speculative	30,568	218,145	28,573	17,831	46,404
Construction—Custom	94,963	274,779	64,752	38,283	103,035
Land—Acquisition & Development	15,867	148,220	12,693	13,476	26,169
Land—Consumer Lot Loans	5,912	25,910	3,790	3,423	7,213
Multi-Family	23,191	105,805	27,287	21,733	49,020
Commercial Real Estate	39,305	66,875	50,607	19,406	70,013
Commercial & Industrial	71,231	187,747	60,229	53,809	114,038
HELOC	23,025	63,854	24,715	22,270	46,985
Consumer	30,457	96,439	12,765	1,208	13,973

	9/08 QTR	9/08 YTD	12/08 QTR	3/09 QTR	3/09 YTD
Loan Servicing Fee Income	$1,495	$7,328	$1,691	$2,285	$3,976
Other Fee Income	986	3,232	785	748	1,533

Total Fee Income	$2,480	$10,560	$2,476	$3,033	$5,509

	9/08 QTR	9/08 YTD	12/08 QTR	3/09 QTR	3/09 YTD
Average Loans	$9,473,130	$9,013,671	$9,580,963	$9,619,708	$9,600,123
Average Earning Assets	11,359,629	10,934,700	11,623,051	11,886,517	11,753,336
Average Assets	11,826,797	11,292,271	12,156,626	12,402,617	12,245,013
Average Paying Liabilities	10,315,832	9,836,231	10,615,787	10,672,378	10,643,771
Operating Expenses/Average Assets	0.83%	0.77%	0.81%	0.81%	0.81%
Efficiency Ratio	27.89	27.23	26.10	25.61	25.85
Amortization of Intangibles	$612	$2,441	$550	$860	$1,410
Net Interest Margin	2.97%	2.78%	3.10%	3.15%	3.12%

Repayments	9/08 QTR	9/08 YTD	12/08 QTR	3/09 QTR	3/09 YTD
Loans	$469,100	$1,836,572	$369,628	$535,061	$904,689
MBS	39,248	191,001	36,095	109,656	145,751

EOP Numbers	9/08 QTR		12/08 QTR	3/09 QTR
Shares Issued and Outstanding	87,916,286		87,917,527	88,047,438

Share repurchase information	9/08 QTR	9/08 YTD	12/08 QTR	3/09 QTR	3/09 YTD
Remaining shares auth. for repurchase	2,888,314	2,888,314	2,888,314	2,888,314	2,888,314
Shares repurchased	—	—	—	—	—
Average share repurchase price	$—	$—	$—	$—	$—

Tangible Common Book Value	9/08 QTR		12/08 QTR	3/09 QTR
$ Amount	$1,111,380		$1,163,388	$1,184,293
Per Share	12.64		13.23	13.45
# of Employees	1,095		1,103	1,113
Tax Rate—Going Forward	35.50%		35.50%	35.50%

Investments	9/08 QTR			12/08 QTR			3/09 QTR
Available-for-sale:
Agency MBS	$1,434,836			$1,940,516			$1,924,065
Other	41,231			40,214			40,135

	$1,476,067			$1,980,730			$1,964,200

Held-to-maturity:
Agency MBS	$116,767			$114,295			$109,876
Other	7,770			7,440			7,440

	$124,537			$121,735			$117,316

	AS OF 9/30/08			AS OF 12/31/08			AS OF 3/31/09
Loan Portfolio by Category	AMOUNT	%		AMOUNT	%		AMOUNT	%
Single-Family Residential	$6,868,956	69.5%		$7,032,028	70.3%		$6,937,789	70.8%
Construction—Speculative	439,616	4.4		385,074	3.8		358,042	3.7
Construction—Custom	317,894	3.2		298,381	3.0		260,104	2.7
Land—Acquisition & Development	724,421	7.3		706,151	7.1		678,278	6.9
Land—Consumer Lot Loans	210,816	2.1		206,276	2.1		201,407	2.1
Multi-Family	683,508	6.9		695,164	6.9		686,906	7.0
Commercial Real Estate	282,138	2.8		303,321	3.0		307,502	3.1
Commercial & Industrial	151,844	1.5		137,057	1.4		128,212	1.3
HELOC	80,407	0.8		94,581	0.9		107,657	1.1
Consumer	153,072	1.5		151,858	1.5		139,366	1.4

	9,912,672	100%		10,009,891	100%		9,805,263	100%

Less:
ALL	85,058			104,835			143,124
Loans in Process	288,579			232,839			195,407
Deferred Net Origination Fees	37,415			36,783			35,133

	411,052			374,457			373,664

	$9,501,620			$9,635,434			$9,431,599

	AS OF 9/30/08			AS OF 12/31/08			AS OF 3/31/09
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
WA	$3,464,981	48.4%	54	$3,493,665	48.0%	54	$3,532,389	46.6%	54
ID	575,424	8.0	16	580,709	8.0	16	601,086	8.0	16
OR	1,239,302	17.3	28	1,263,767	17.3	28	1,295,876	17.1	28
UT	320,663	4.5	10	321,913	4.4	10	310,041	4.1	10
NV	118,084	1.6	3	116,578	1.6	3	166,238	2.2	4
TX	106,671	1.5	6	104,775	1.4	6	110,092	1.5	6
AZ	918,215	12.8	20	966,382	13.3	21	1,092,638	14.5	21
NM	426,199	5.9	11	436,954	6.0	11	450,996	6.0	11

Total	$7,169,539	100%	148	$7,284,743	100%	149	$7,559,356	100%	150

	9/08 QTR			12/08 QTR			3/09 QTR
Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (noninterest)	$119,460	1.7%		$119,868	1.6%		$110,399	1.5%
NOW (interest)	397,512	5.5		401,710	5.5		400,404	5.3
Savings (passbook/stmt)	188,546	2.6		190,086	2.6		191,869	2.5
Money Market	1,231,542	17.2		1,202,728	16.5		1,210,133	16.0
CD's	5,232,479	73.0		5,370,351	73.8		5,646,551	74.7

Total	$7,169,539	100%		$7,284,743	100%		$7,559,356	100%

Deposits greater than $100,000—EOP	$2,422,754			$2,484,150			$2,636,031

Brokered Deposits	$—			$—			$—

Non-Performing Assets	9/08 QTR	12/08 QTR	3/09 QTR
Restructured loans	$6,210	$11,667	$23,670
Non-accrual loans:
Single-Family Residential	38,016	54,597	87,927
Construction—Speculative	33,003	29,035	61,658
Construction—Custom	1,315	1,405	1,704
Land—Acquisition & Development	51,562	150,674	253,953
Land—Consumer Lot Loans	—	—	—
Multi-Family	748	5,964	222
Commercial Real Estate	1,929	397	67
Commercial & Industrial	—	215	929
HELOC	—	—	195
Consumer	535	892	777

Total non-accrual loans	127,109	243,179	407,432
Total REO	37,082	61,887	84,699

Total non-performing assets	$164,191	$305,066	$492,131

Total non-performing assets and restructured loans	$170,401	$316,733	$515,801

Total non-performing assets and restructured loans as a % of total assets	1.44%	2.53%	4.21%

Net Charge-offs by Category	9/08 QTR	12/08 QTR	3/09 QTR
Single-Family Residential	$918	$3,076	$2,145
Construction—Speculative	3,057	4,505	2,537
Construction—Custom	—	—	180
Land—Acquisition & Development	388	3,541	6,021
Land—Consumer Lot Loans	80	720	420
Multi-Family	—	—	670
Commercial Real Estate	225	—	—
Commercial & Industrial	—	2,127	1,861
HELOC	—	—	—
Consumer	1,132	1,254	1,877

Total charge-offs	$5,800	$15,223	$15,711